CONTACT:      Thor Erickson – Investor Relations
            (770) 989-3110

            Laura Brightwell – Media Relations
            (770) 989-3023

FOR IMMEDIATE RELEASE

COCA-COLA ENTERPRISES INC.
REPORTS SECOND-QUARTER 2008 RESULTS

•	Excluding certain items, comparable second quarter EPS totals 56 cents driven by modest growth in Europe, favorable tax and exchange rates, and continued weakness in North America.

•	Second quarter loss of $6.52 per diluted share reflects a non-cash impairment charge of $5.3 billion necessitated by an expected decline in near term North American operating income.

•	CCE will accelerate work to create fundamental changes in its North American operations.

•	CCE now expects full-year 2008 diluted earnings per share in a range of $1.40 to $1.45, excluding items affecting comparability and including expected currency impact.

ATLANTA, July 17, 2008 -- Coca-Cola Enterprises (NYSE: CCE) today reported a second-quarter 2008 net loss of $3.2 billion, or $6.52 per diluted share, including a non-cash pre-tax impairment charge of $5.3 billion, or $7.06 per diluted share after tax and previously announced restructuring charges of 2 cents per diluted share.

The non-cash impairment charge is the result of CCE’s impairment analysis in accordance with SFAS No. 142, “Goodwill and Other Intangible Assets.”  The charge is necessary to reduce the book value of the company’s North American franchise

        -more-

 license intangibles to their estimated fair value in light of an expected near term decline in operating income and a recent decline in CCE’s stock price – both largely the result of deteriorating North American macroeconomic conditions and expected substantial increases in commodity costs.

Excluding these charges, comparable second quarter earnings per diluted share were 56 cents driven by volume and operating income declines in North America, modest operating income growth in Europe, and favorable tax and currency exchange rates.

The following table provides a reconciliation of reported and comparable earnings per diluted share:

	Second Quarter		First Six Months
	2008	2007	2008	2007
Reported (GAAP)	$(6.52)	$0.56	$(6.51)	$0.59
Restructuring Charges	0.02	0.04	0.07	0.08
Franchise Impairment Charge	7.06	-	7.06	-
Legal Settlement Accrual Reversal	-	(0.02)	-	(0.02)
Debt Extinguishment Costs	-	0.01	-	0.01
Loss on Equity Securities	-	-	-	0.02
Net Tax Items	-	(0.01)	0.02	(0.01)
Comparable Diluted Net Earnings Per Share(a)	$0.56	$0.58	$0.64	$0.67

(a)
This non-GAAP financial information is provided to allow investors to more clearly evaluate operating performance and business trends.
Management uses this information to review results excluding items that are not necessarily indicative of ongoing results.

“Over the past two years, we have implemented a new, global operating framework that is strengthening our company,” said John F. Brock, chairman and chief executive officer. “In North America, we have developed a stronger brand portfolio through the addition of glacéau, Fuze, and Campbell’s, and heightened efficiency and effectiveness through new programs, including initiatives to transform our go-to-market model. In Europe, we improved our operating approach thereby creating efficiencies that have contributed to Europe’s ability to deliver performance in-line with our expectations during the first half of 2008.

        -more-

“Our operating framework and its destination remain the right long-term vision for CCE.  As we undertook these extensive changes, we recognized our North American business had fundamental issues that needed to be addressed to achieve our long-term growth objectives,” Mr. Brock said.  “We targeted the 2008-2010 period to make the substantial changes required to resolve these challenges, which include improving profitability on future consumption packages, addressing multi-year margin compression, and recruiting new consumers to the sparkling beverage category.

“Continued significant declines in the North American economy, coupled with unprecedented escalating commodity costs, are negatively impacting our results and restricting our outlook for near term growth.  This creates an immediate need to accelerate substantive operating changes in our business,” said Mr. Brock.

“As a result, we are taking action including establishing pricing levels that cover input costs, strengthening execution, restoring growth to immediate consumption by recruiting new consumers, and reducing operating expenses,” Mr. Brock said. “One immediate step is to implement, post-Labor Day, a price increase targeted at future consumption packages in the United States. This will improve our financial performance and further our efforts to balance value and volume across packages and channels.

“In addition, we have initiated a 120-day review to evaluate how best to accelerate and expand the scope and pace of change in key operating areas and will look at fundamental issues and opportunities including our system supply chain, operations, and price-package architecture and put into motion the essential changes required to drive long-term profitable growth and shareowner value in North

        -more-

America. This work requires continued cooperation with The Coca-Cola Company as we work together to improve the long-term outlook for our North American business over the coming months,” said Mr. Brock.

SECOND QUARTER PERFORMANCE

In the second quarter, North American volume declined 1½ percent. This result reflects persistent weakness in sales of higher margin 20-ounce packages of sparkling beverages and Dasani, a low single-digit decline in future consumption sales, the benefits of glacéau brands, and continued strong growth in Coca-Cola Zero.  On a currency-neutral basis, pricing per case grew 4 percent and cost of goods per case increased 7½ percent. Both pricing and costs were affected by the mix impact of increased sales of purchased finished goods.  On a comparable and currency-neutral basis, operating expenses grew 1½ percent.

European volume declined 1 percent in the second quarter, affected negatively by the impact of a two-week labor disruption in France and offset by the benefits of the activation for the Euro 2008 soccer event. In Great Britain we achieved modest growth on the strength of a mid single-digit increase in brand  Coca-Cola. On the continent, Coca-Cola Zero achieved solid growth in the quarter despite lapping introductory volume from a year ago. Pricing per case grew 2½ percent, cost of goods per case rose 2 percent, and operating expenses grew 1 percent.  These results were in-line with expectations and are comparable and currency-neutral.

        -more-

FINANCIAL OUTLOOK

Management now expects full year comparable 2008 earnings per diluted common share to be in the range of $1.40 to $1.45.  Including currency benefit, full year operating income will decrease in a low single-digit range, with solid growth in Europe and a decline in North America in the low teens. The company now expects full year free cash flow from operations less capital spending of approximately $675 million, with capital spending of approximately $1 billion. The comparable effective tax rate for 2008 is expected to be approximately 25 percent to 26 percent.  Guidance excludes items affecting comparability and includes expected currency translation impact.

CONFERENCE CALL

CCE will host a conference call with analysts and investors today at 10:30 a.m. EDT. The call can be accessed through the company’s web site at www.cokecce.com.
Coca-Cola Enterprises Inc. is the world's largest marketer, distributor, and producer of bottle and can liquid nonalcoholic refreshment.  CCE sells approximately 80 percent of The Coca-Cola Company's bottle and can volume in North America and is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, and the Netherlands.

Forward-Looking Statements

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along

        -more-

with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and subsequent SEC filings.
# # #

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions, Except Per Share Data)

	Second Quarter
	2008(a)	2007(b)	Change
Net Operating Revenues	$5,935	$5,665	5%
Cost of Sales	3,731	3,499	6½ %
Gross Profit	2,204	2,166	2%
Selling, Delivery, and Administrative Expenses	1,708	1,646	4%
Franchise Impairment Charge	5,279	-
Operating (Loss) Income	(4,783)	520
Interest Expense, Net	148	156
Other Nonoperating Income, Net	4	2
(Loss) Income Before Income Taxes	(4,927)	366
Income Tax (Benefit) Expense	(1,761)	96
Net (Loss) Income	$(3,166)	$270
Basic Weighted Average Common Shares Outstanding	485	479
Basic Net (Loss) Earnings Per Share(c)	$(6.52)	$0.56
Diluted Weighted Average Common Shares Outstanding	485	485
Diluted Net (Loss) Earnings Per Share(c)	$(6.52)	$0.56

(a) Second-quarter 2008 net loss includes net unfavorable items totaling $3.4 billion, or $7.08 per diluted common share.
See page 11 of this earnings release for a list of these items.

(b) Second-quarter 2007 net income includes net unfavorable items totaling $11 million, or 2 cents per diluted common share.
See page 11 of this earnings release for a list of these items.

(c) Per share data calculated prior to rounding to millions.

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions, Except Per Share Data)

	First Six Months
	2008(a)	2007(b)	Change
Net Operating Revenues	$10,827	$10,232	6%
Cost of Sales	6,839	6,314	8½ %
Gross Profit	3,988	3,918	2%
Selling, Delivery, and Administrative Expenses	3,329	3,207	4%
Franchise Impairment Charge	5,279	-
Operating (Loss) Income	(4,620)	711
Interest Expense, Net	290	312
Other Nonoperating Income (Expense), Net	3	(12)
(Loss) Income Before Income Taxes	(4,907)	387
Income Tax (Benefit) Expense	(1,749)	102
Net (Loss) Income	$(3,158)	$285
Basic Weighted Average Common Shares Outstanding	485	479
Basic Net (Loss) Earnings Per Share(c)	$(6.51)	$0.59
Diluted Weighted Average Common Shares Outstanding	485	484
Diluted Net (Loss) Earnings Per Share(c)	$(6.51)	$0.59

(a) First six months of 2008 net loss includes net unfavorable items totaling $3.5 billion, or $7.15 per diluted common share. See page 12 of this earnings release for a list of these items.

(b) First six months of 2007 net income includes net unfavorable items totaling $39 million, or 8 cents per diluted common share. See page 12 of this earnings release for a list of these items.

(c) Per share data calculated prior to rounding to millions.

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions)

	June 27,	December 31,
	2008	2007
ASSETS
Current:
Cash and cash equivalents	$135	$170
Trade accounts receivable, net	2,944	2,217
Amounts receivable from The Coca-Cola Company	146	144
Inventories	1,256	924
Current deferred income tax assets	173	206
Prepaid expenses and other current assets	488	431
Total Current Assets	5,142	4,092
Property, plant, and equipment, net	6,735	6,762
Goodwill	604	606
Franchise license intangible assets, net	6,574	11,767
Customer distribution rights and other
noncurrent assets, net	836	819
	$19,891	$24,046
LIABILITIES AND SHAREOWNERS’ EQUITY
Current:
Accounts payable and accrued expenses	$3,244	$2,924
Amounts payable to The Coca-Cola Company	594	369
Deferred cash receipts from The Coca-Cola Company	44	48
Current portion of debt	2,427	2,002
Total Current Liabilities	6,309	5,343
Debt, less current portion	7,243	7,391
Retirement and insurance programs and
other long-term obligations	1,382	1,309
Deferred cash receipts from The Coca-Cola Company,
less current	98	124
Long-term deferred income tax liabilities	2,319	4,190
Shareowners’ equity	2,540	5,689
	$19,891	$24,046

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; In Millions)

	Six Months Ended
	June 27,	June 29,
	2008	2007
Cash Flows From Operating Activities
Net (loss) income	$(3,158)	$285
Adjustments to reconcile net (loss) income to net cash derived from operating activities:
Depreciation and amortization	522	522
Franchise impairment charge	5,279	-
Loss on equity securities	-	14
Net change in customer distribution rights	8	3
Share-based compensation expense	24	18
Deferred funding income from The Coca-Cola Company, net of cash received	(30)	(29)
Deferred income tax (benefit) expense	(1,850)	55
Pension and other postretirement expense less than contributions	(32)	(50)
Net changes in assets and liabilites, net of acquisition amounts	(418)	(447)
Net cash derived from operating activities	345	371

Cash Flows From Investing Activities
Capital asset investments	(516)	(408)
Capital asset disposals	6	20
Other investing activities	(4)	(6)
Net cash used in investing activities	(514)	(394)

Cash Flows From Financing Activities
Increase in commercial paper, net	107	969
Issuances of debt	607	270
Payments on debt	(531)	(1,228)
Dividend payments on common stock	(68)	(58)
Exercise of employee share options	17	51
Other financing activities	1	9
Net cash derived from financing activities	133	13
Net effect of exchange rate changes on cash and cash equivalents	1	3
Net Change In Cash and Cash Equivalents	(35)	(7)
Cash and Cash Equivalents at Beginning of Period	170	184
Cash and Cash Equivalents at End of Period	$135	$177

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In millions, except per share data which is calculated prior to rounding)

Reconciliation of Income(a)	Second-Quarter 2008
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Franchise Impairment Charge	Debt Extinguishment Cost	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$5,935	$-	$-	$-	$-	$-	$5,935
Cost of Sales	3,731	-	-	-	-	-	3,731
Gross Profit	2,204	-	-	-	-	-	2,204
Selling, Delivery, and Administrative Expenses	1,708	(18)	-	-	-	-	1,690
Franchise Impairment Charge	5,279	-	-	(5,279)	-	-	-
Operating (Loss) Income	(4,783)	18	-	5,279	-	-	514
Interest Expense, Net	148	-	-	-	-	-	148
Other Nonoperating Income, Net	4	-	-	-	-	-	4
(Loss) Income Before Income Taxes	(4,927)	18	-	5,279	-	-	370
Income Tax (Benefit) Expense	(1,761)	7	-	1,847	-	1	94
Net (Loss) Income	$(3,166)	$11	$-	$3,432	$-	$(1)	$276
Diluted Net (Loss) Earnings Per Share	$(6.52)	$0.02	$-	$7.06	$-	$-	$0.56

Reconciliation of Income(a)	Second-Quarter 2007
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Franchise Impairment Charge	Debt Extinguishment Cost	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$5,665	$-	$-	$-	$-	$-	$5,665
Cost of Sales	3,499	-	-	-	-	-	3,499
Gross Profit	2,166	-	-	-	-	-	2,166
Selling, Delivery, and Administrative Expenses	1,646	(35)	8	-	-	-	1,619
Operating Income	520	35	(8)	-	-	-	547
Interest Expense, Net	156	-	5	-	(5)	-	156
Other Nonoperating Income, Net	2	-	-	-	-	-	2
Income Before Income Taxes	366	35	(13)	-	5	-	393
Income Tax Expense	96	14	(5)	-	2	5	112
Net Income	$270	$21	$(8)	$-	$3	$(5)	$281
Diluted Net Earnings Per Share	$0.56	$0.04	$(0.02)	$-	$0.01	$(0.01)	$0.58

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In millions, except per share data which is calculated prior to rounding)

Reconciliation of Income(a)	First Six-Months 2008
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Franchise Impairment Charge	Debt Extinguishment Cost	Loss on Equity Securities	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$10,827	$-	$-	$-	$-	$-	$-	$10,827
Cost of Sales	6,839	-	-	-	-	-	-	6,839
Gross Profit	3,988	-	-	-	-	-	-	3,988
Selling, Delivery, and Administrative Expenses	3,329	(49)	-	-	-	-	-	3,280
Franchise Impairment Charge	5,279	-	-	(5,279)	-	-	-	-
Operating (Loss) Income	(4,620)	49	-	5,279	-	-	-	708
Interest Expense, Net	290	-	-	-	-	-	-	290
Other Nonoperating Income, Net	3	-	-	-	-	-	-	3
(Loss) Income Before Income Taxes	(4,907)	49	-	5,279	-	-	-	421
Income Tax (Benefit) Expense	(1,749)	16	-	1,847	-	-	(7)	107
Net (Loss) Income	$(3,158)	$33	$-	$3,432	$-	$-	$7	$314
Diluted Net (Loss) Earnings Per Share	$(6.51)	$0.07	$-	$7.06	$-	$-	$0.02	$0.64

Reconciliation of Income(a)	First Six-Months 2007
		Items Impacting Comparability
	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Franchise Impairment Charge	Debt Extinguishment Cost	Loss on Equity Securities	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$10,232	$-	$-	$-	$-	$-	$-	$10,232
Cost of Sales	6,314	-	-	-	-	-	-	6,314
Gross Profit	3,918	-	-	-	-	-	-	3,918
Selling, Delivery, and Administrative Expenses	3,207	(61)	8	-	-	-	-	3,154
Operating Income	711	61	(8)	-	-	-	-	764
Interest Expense, Net	312	-	5	-	(5)	-	-	312
Other Nonoperating (Expense) Income, Net	(12)	-	-	-	-	14	-	2
Income Before Income Taxes	387	61	(13)	-	5	14	-	454
Income Tax Expense	102	22	(5)	-	2	4	5	130
Net Income	$285	$39	$(8)	$-	$3	$10	$(5)	$324
Diluted Net Earnings Per Share	$0.59	$0.08	$(0.02)	$-	$0.01	$0.02	$(0.01)	$0.67

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In millions, except per share data which is calculated prior to rounding)

	Second-Quarter 2008
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Franchise Impairment Charge	Comparable (non-GAAP)
North America	$(4,947)	$9	$-	$5,279	$341
Europe	287	3	-	-	290
Corporate	(123)	6	-	-	(117)
Operating (Loss) Income	$(4,783)	$18	$-	$5,279	$514

	Second-Quarter 2007
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Franchise Impairment Charge	Comparable (non-GAAP)
North America	$364	$27	$-	$-	$391
Europe	261	4	-	-	265
Corporate	(105)	4	(8)	-	(109)
Operating Income	$520	$35	$(8)	$-	$547

	Second Quarter
Segment Revenue	2008	2007
North America	$4,036	$3,929
Europe	1,899	1,736
Net Operating Revenues	$5,935	$5,665

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In millions, except per share data which is calculated prior to rounding)

	First Six-Months 2008
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Franchise Impairment Charge	Comparable (non-GAAP)
North America	$(4,841)	$35	$-	$5,279	$473
Europe	458	5	-	-	463
Corporate	(237)	9	-	-	(228)
Operating (Loss) Income	$(4,620)	$49	$-	$5,279	$708

	First Six-Months 2007
		Items Impacting Comparability
Reconciliation of Segment Income(a)	Reported (GAAP)	Restructuring Charges	Legal Settlement Accrual Reversal	Franchise Impairment Charge	Comparable (non-GAAP)
North America	$537	$49	$-	$-	$586
Europe	392	5	-	-	397
Corporate	(218)	7	(8)	-	(219)
Operating Income	$711	$61	$(8)	$-	$764

	First Six Months
Segment Revenue	2008	2007
North America	$7,389	$7,166
Europe	3,438	3,066
Net Operating Revenues	$10,827	$10,232

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF NON-GAAP MEASURES

	Second-Quarter 2008 Change Versus Second-Quarter 2007			First Six-Months 2008 Change Versus First Six-Months 2007
	North America	Europe	Consolidated	North America	Europe	Consolidated
Net Revenues Per Case
Change in Net Revenues per Case	4.0%	10.5%	6.0%	4.5%	10.0%	6.5%
Impact of Excise Tax Free Sales	0.0%	0.5%	0.0%	0.0%	0.5%	0.0%
Impact of Excluding Post Mix, Non-Trade, and Other	1.0%	0.5%	1.0%	1.0%	0.5%	1.0%
Bottle and Can Net Pricing Per Case(a)	5.0%	11.5%	7.0%	5.5%	11.0%	7.5%
Impact of Currency Exchange Rate Changes	(1.0)%	(9.0)%	(3.5)%	(1.0)%	(9.0)%	(4.0)%
Currency-Neutral Bottle and Can
Net Pricing per Case(b)	4.0%	2.5%	3.5%	4.5%	2.0%	3.5%

Cost of Sales Per Case
Change in Cost of Sales per Case	7.0%	10.5%	8.0%	7.5%	11.0%	9.0%
Impact of Excise Tax Free Sales	0.0%	1.0%	0.0%	0.0%	0.5%	0.0%
Impact of Excluding Post Mix, Non-Trade, and Other	1.5%	(0.5)%	1.0%	1.5%	(0.5)%	1.0%
Bottle and Can Cost of Sales Per Case(c)	8.5%	11.0%	9.0%	9.0%	11.0%	10.0%
Impact of Currency Exchange Rate Changes	(1.0)%	(9.0)%	(3.5)%	(1.0)%	(9.0)%	(4.0)%
Currency-Neutral Bottle and Can
Cost of Sales per Case(b)	7.5%	2.0%	5.5%	8.0%	2.0%	6.0%

Physical Case Bottle and Can Volume
Change in Volume	(1.5)%	(1.0)%	(1.0)%	(1.5)%	1.5%	(0.5)%
Impact of Selling Day Shift	n/a	n/a	n/a	1.0%	1.0%	0.5%
Comparable Bottle and Can Volume(d)	(1.5)%	(1.0)%	(1.0)%	(0.5)%	2.5%	0.0%

	First Six Months		Full-Year 2008
Reconciliation of Free Cash Flow (e)	2008	2007	Forecast
Net Cash From Operating Activities	$345	$371	$1,675	Approx
Less: Capital Asset Investments	(516)	(408)	(1,025)	Approx
Add: Capital Asset Disposals	6	20	25	Approx
Free Cash Flow	$(165)	$(17)	Approx $675

	June 27,	December 31,
Reconciliation of Net Debt (f)	2008	2007
Current Portion of Debt	$2,427	$2,002
Debt, Less Current Portion	7,243	7,391
Less: Cash and Cash Equivalents	(135)	(170)
Net Debt	$9,535	$9,223

Items Impacting Diluted Earnings Per Share	Full-Year 2008
Restructuring Charges (estimate)	$0.15 to 0.17
Franchise Impairment Charge	7.06
Net Tax Items	0.02
Total Items Impacting Diluted Earnings Per Share	$7.23 to 7.25

(a)
The non-GAAP financial measure "Bottle and Can Net Pricing per Case" is used to more clearly evaluate bottle and can pricing trends in the marketplace.  The measure excludes the impact of fountain gallon volume and other items that are not directly associated with bottle and can pricing in the retail environment.  Our bottle and can sales accounted for approximately 91 percent of our net revenue during the first six months of 2008.

(b)
The non-GAAP financial measures "Currency-Neutral Bottle and Can Net Pricing per Case" and "Currency-Neutral Bottle and Can Cost of Sales per Case" are used to separate the impact of currency exchange rate changes on our operations.

(c)
The non-GAAP financial measure "Bottle and Can Cost of  Sales per Case" is used to more clearly evaluate cost trends for bottle and can products.  The measure excludes the impact of fountain ingredient costs as well as marketing credits and Jumpstart funding, and allows investors to gain an understanding of the change in bottle and can ingredient and packaging costs.

(d)
"Comparable Bottle and Can Volume" excludes the impact of changes in the number of selling days between periods.  The measure is used to analyze the performance of our business on a constant period basis. There was one less selling day in the first six months of 2008 versus the first six months of 2007. There were the same number of selling days in the second quarter of 2008 versus the second quarter of 2007.

(e)	The non-GAAP measure "Free Cash Flow" is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.

(f)	The non-GAAP measure "Net Debt" is used to more clearly evaluate our capital structure and leverage.